UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM  8 – K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)             January 18, 2008

CENTRAL VALLEY COMMUNITY BANCORP

(Exact name of registrant as specified in its charter)

California	000-31977	77-0539125
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7100 N. Financial Dr., Fresno, CA		93720
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code     (559) 298-1775

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02             RESULTS OF OPERATIONS AND FINANCIAL CONDITION

                On January 18, 2008, Central Valley Community Bancorp issued a press release containing unaudited financial information and accompanying discussion for the three and twelve months ended December 31, 2007.  The press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

The information in this Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, regardless of any general incorporation language in such filing.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

(d)                                 Exhibits

99.1 Press release issued January 18, 2008 announcing unaudited financial results for the three and twelve months ended December 31, 2007.

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 18, 2008	CENTRAL VALLEY COMMUNITY BANCORP

/s/ Daniel J. Doyle
Daniel J. Doyle, President and Chief
Executive Officer (Principal Executive Officer)

EXHIBIT INDEX

Exhibit No.	Description
99.1	Central Valley Community Bancorp press release dated January 18, 2008 containing unaudited financial information and accompanying discussion for the three and twelve months ended December 31, 2007.